Exhibit 10a

3.01

CONTRACT NO. MA-13837

AMENDMENT NO. 1
TO
COMMITMENT TO GUARANTEE OBLIGATIONS

THIS AMENDMENT NO. 1, dated as of June 15, 2005 (the "Amendment"), to that certain Commitment to Guarantee Obligations, dated as of May 28, 2003 (the "Commitment"), is by and between the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administration (the "Secretary"), and ROWAN COMPANIES, INC. (the "Shipowner", and together with the Secretary, the "Parties").

WHEREAS, on May 28, 2003, the Shipowner executed the Indenture, and issued thereunder a Floating Rate Note designated, "United States Government Guaranteed Ship Financing Obligations, SCOOTER YEARGAIN Series" (the "Initial Transaction") with a maximum principal amount of $91,198,000;

WHEREAS, pursuant to Title XI of the Merchant Marine Act, 1936, the Secretary guaranteed the payment of outstanding principal of and interest on the Floating Rate Note (“the Obligations”), the outstanding principal amount of which is currently $85,118,000;

WHEREAS, Section 4(b) of the Special Provisions of the Trust Indenture provides that the Shipowner may redeem or repay the Floating Rate Note, in whole or in part, on a Redemption Date designated by the Shipowner, from the proceeds of the issuance of a fixed rate note (the “Fixed Rate Note”); and

WHEREAS, the Parties wish to amend certain documents relating to the Initial Transaction in order to provide for the complete redemption of the Floating Rate Note, by the issuance of a Fixed Rate Note in the aggregate principal amount of $85,118,000;

NOW THEREFORE, in consideration of the mutual rights and obligations set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Section 1.01 Annexed to each counterpart of this Amendment No. 1 to the Commitment to Guarantee Obligations are the forms of the Obligation Purchase Agreement, Supplement No. 1 to the Trust Indenture, Amendment No. 2 to the Security Agreement, and the Obligations to be issued June 15, 2005, the forms of which are hereby approved by the Secretary.

Section 1.02 Article III of the Commitment shall be amended pursuant to Article V thereof, as follows:

The Obligations to be issued as a fixed rate note shall be as provided in the Indenture and in the form of the Fixed Rate Note annexed as Exhibit 3B to the Indenture. The Obligations shall be subject to all of the terms and conditions set forth in the Indenture. Supplement No. 1 to the Trust Indenture, Amendment No. 2 to the Security Agreement, and the Obligations to be issued as a fixed rate note shall be executed and delivered by the Shipowner on the Effective Date.

Except as so amended, the provisions of the Commitment shall apply to and govern this Amendment No. 1 to Commitment to Guarantee Obligations.

Capitalized terms not specifically defined herein shall have the respective meanings stated in Schedule A to the Trust Indenture dated May 28, 2003, as amended, between the Shipowner and the Indenture Trustee.

This Amendment No. 1 to Commitment to Guarantee Obligations may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Notwithstanding any provision herein, in the event there are any inconsistencies between the original of this document held by the Secretary, and an original held by any other party to this transaction, the provisions of the original held by the Secretary shall prevail.

IN WITNESS WHEREOF, this Amendment No. 1 to Commitment to Guarantee Obligations has been executed and sealed by the United States and accepted and sealed by the Shipowner on the day and year first above written.

UNITED STATES OF AMERICA
SECRETARY OF TRANSPORTATION

BY: MARITIME ADMINISTRATOR
(SEAL)

ATTEST:                                  ____________________________
Secretary

___________________________
Assistant Secretary

ROWAN COMPANIES, INC.

(SEAL)

ATTEST:                                By: _______________________
Vice President- Finance and
Treasurer

___________________________
Secretary